UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on January 14, 2020, First Real Estate Investment Trust of New Jersey (the “Trust”) and certain of its affiliates (collectively, the “Sellers”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with an affiliate of the Kushner Companies (the “Purchaser”), pursuant to which the Sellers agreed to sell to the Purchaser 100% of Sellers’ ownership interests in seven real properties held by the Sellers in exchange for the purchase price described therein, subject to the terms and conditions of the Purchase and Sale Agreement.

The Purchase and Sale Agreement provides, among other things, that in the event that the approval to assume the mortgage loan on the Pierre Towers property is not received on or prior to February 28, 2020, then either the Sellers or the Purchaser may terminate the Purchase and Sale Agreement solely as to that property, and such property will be excluded from the transaction and the purchase price will be reduced by an amount equal to the amount allocated to such property in the Purchase and Sale Agreement.

As the lender for the mortgage loan on the Pierre Towers property advised the parties that it would not agree to an assignment of such mortgage loan to the Purchaser, the Sellers and the Purchaser entered into a First Amendment to Purchase and Sale Agreement on February 28, 2020, terminating the Purchase and Sale Agreement solely with respect to the Pierre Towers property. As a result, as provided in the Purchase and Sale Agreement, the total purchase price payable under the Purchase and Sale Agreement was reduced from $266,500,000 to $186,000,000 – a reduction of $80,500,000 (the amount that was allocated to the Pierre Towers property in the Purchase and Sale Agreement) – and the total consideration to be received by the Trust under the Purchase and Sale Agreement was reduced from $208,325,000 to $156,000,000. The purchase price remains subject to certain other adjustments, which are more fully set out in the Trust’s preliminary proxy statement filed on February 13, 2020 and the Purchase and Sale Agreement.

A copy of the First Amendment to Purchase and Sale Agreement is attached hereto as Exhibit 10.1.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to relate to the proposed plan of voluntary liquidation of the Trust and may be deemed to be solicitation material in respect thereof and the related sale of assets of the Trust. In connection with the proposed transaction and proposed plan of voluntary liquidation, the Trust filed a preliminary proxy statement on February 13, 2020 and will file a definitive proxy statement with the SEC, as well as other relevant materials. This document is not a substitute for the preliminary proxy statement or the definitive proxy statement or for any other document that the Trust has filed or may file with the SEC or send to the Trust’s shareholders in connection with the proposed transaction and proposed plan of voluntary liquidation of the Trust. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE TRUST ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PLAN OF VOLUNTARY LIQUIDATION AND RELATED MATTERS. Free copies of the preliminary and definitive proxy statements and other documents filed by the Trust with the SEC may be obtained through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Trust with the SEC will also be available, free of charge, on the investor relations page of the Trust’s website at www.freitnj.com. The Trust and its trustees and its executive officers may be considered participants in the solicitation of proxies from the Trust’s shareholders with respect to the proposed transaction and proposed plan of voluntary liquidation under the rules of the SEC. Information about the trustees and the executive officers of the Trust is set forth in the preliminary proxy statement filed with the SEC on February 13, 2020.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Trust’s ability to satisfy the conditions to closing and complete the proposed transaction; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2019, which was filed with the SEC on January 21, 2020, and Amendment No. 1 on Form 10-K/A to the Trust’s annual report on Form 10-K, which was filed with the SEC on February 21, 2020. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1       First Amendment to Purchase and Sale Agreement dated February 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: March 2, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Purchase and Sale Agreement dated February 28, 2020.